UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
     Officers; Compensatory Arrangements of Certain Officers
On August 26, 2024, Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (the “Trust”) (NYSE: CODI) announced the departure of Ryan J. Faulkingham as the Chief Financial Officer of the Company and as a regular trustee of the Trust, each effective as of August 30, 2024. The Company expects Compass Group Management LLC, Mr. Faulkingham’s employer, to enter into a separation agreement with Mr. Faulkingham.
Stephen Keller has been appointed as Chief Financial Officer of the Company and regular trustee of the Trust, each effective August 31, 2024, immediately following Mr. Faulkingham’s separation.
Mr. Keller (age 50) previously served as Interim Chief Financial Officer of Envista Holdings Corporation since September 2023 and as Vice President of Investor Relations of Envista Holdings Corporation since February 2021. Mr. Keller also served as Vice President and General Manager of Envista Holdings Corporation’s business unit, Nobel Biocare, from July 2021 through July 2022, and as Envista Holdings Corporation’s Vice President, Strategy and Business Development from July 2019 through August 2021. Prior to Envista Holdings Corporation, Mr. Keller was Vice President, Strategy & Corporate Development for Avery Dennison from January 2016 through July 2019. Mr. Keller also served in various other leadership positions for Avery Dennison between October 2010 and January 2016. Prior to that time, Mr. Keller held various other strategic and corporate development positions. Mr. Keller received a Bachelor of Science degree in Economics from the University of Iowa and a M.B.A. degree from Northwestern University - Kellogg School of Management.
In connection with this appointment, Compass Group Management LLC (the “Manager”) and Mr. Keller have entered into an Employment Agreement (the “Employment Agreement”), which will be effective August 31, 2024. A summary of the material terms and conditions of the Employment Agreement is set forth below.
Pursuant to the Employment Agreement, Mr. Keller will be seconded to the Company to serve as its Chief Financial Officer. The Employment Agreement provides for at-will employment and an annual base salary of $600,000, which will be reviewed annually by the Manager, and an annual bonus based on certain performance objectives, to be paid by March 15th of the year following the calendar year to which the performance objectives relate. Mr. Keller will also receive a signing bonus in the amount of $250,000.
Mr. Keller will be reimbursed for reasonable travel, meal and lodging expenses that he directly incurs in providing services at the request of the Manager and will be eligible to participate in all group health, dental and life insurance plans and all retirement plans that, in each case, are generally made available from time to time to employees of the Manager. Mr. Keller will further be entitled to receive a housing reimbursement of $3,000 per month for a period of twenty total months.
The preceding description is only a summary of the Employment Agreement’s material terms, does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.
There are no arrangements or understandings between Mr. Keller and any other person pursuant to which he was appointed as Chief Financial Officer of the Company and regular trustee of the Trust. There are no family relationships between Mr. Keller and any director or executive officer of the Trust or the Company, and neither the Trust nor the Company has entered into any transactions with Mr. Keller that are reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
On August 26, 2024, CODI issued a press release regarding the departure of Mr. Faulkingham and appointment of Mr. Keller, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information under this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of

1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated August 31, 2024, between the Manager and Stephen Keller.

99.1	Press Release of Compass Diversified, dated August 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Elias J. Sabo

Elias J. Sabo
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Elias J. Sabo

Elias J. Sabo
Chief Executive Officer